EXHIBIT 10.29

SEAGATE TECHNOLOGY (“ST”) APPROVED FISCAL YEAR 2006

INDEPENDENT BOARD MEMBER COMPENSATION

(Approved by the Compensation Committee 12-16-05)

(Approved by the Board of Directors 12-20-05)

•	INITIAL GRANT OF AN OPTION FOR 100,000 SHARES OF ST STOCK AT FMV AS OF THE DATE OF GRANT, WITH A FOUR-YEAR VESTING SCHEDULE, 25% CLIFF PER YEAR, UPON ELECTION TO THE BOARD, EFFECTIVE AS OF THE DATE OF ACCEPTANCE AS A BOARD MEMBER

•	ANNUAL REFRESHMENT GRANT EACH YEAR THEREAFTER, UPON RE-ELECTION TO THE BOARD, OF AN OPTION FOR 25,000 SHARES OF ST STOCK AT FMV AS OF THE DATE OF GRANT, WITH A FOUR YEAR VESTING SCHEDULE. GRANT TO BE MADE ON THE DAY OF RE-ELECTION TO THE BOARD EACH YEAR AT ANNUAL MEETING TO EACH BOARD MEMBER WITH SIX (6) MONTHS’ TENURE AS OF DATE OF ANNUAL MEETING

•	CASH RETAINER OF $50,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $12,500 PER QUARTER, PAYABLE TO DIRECTORS IN GOOD STANDING AT THE DATE OF EACH REGULAR QUARTERLY BOARD MEETING

•	AN ADDITIONAL CASH RETAINER OF $50,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $12,500 PAYABLE ON THE FIRST DAY OF EACH CALENDAR QUARTER, TO THE BOARD MEMBER SERVING AS THE CHAIRMAN OF THE AUDIT COMMITTEE

•	AN ADDITIONAL CASH RETAINER OF $25,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $6,250 PAYABLE ON THE FIRST DAY OF EACH CALENDAR QUARTER, TO EACH BOARD MEMBER SERVING AS A MEMBER OF THE AUDIT COMMITTEE

•	AN ADDITIONAL CASH RETAINER OF $15,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $3,750 PAYABLE ON THE FIRST DAY OF EACH CALENDAR QUARTER, TO THE BOARD MEMBER SERVING AS THE CHAIRMAN OF THE COMPENSATION COMMITTEE

•	AN ADDITIONAL CASH RETAINER OF $10,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $2,500 PAYABLE ON THE FIRST DAY OF EACH CALENDAR QUARTER, TO EACH BOARD MEMBER SERVING AS A MEMBER OF THE COMPENSATION COMMITTEE

•	AN ADDITIONAL CASH RETAINER OF $15,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $3,750 PAYABLE ON THE FIRST DAY OF EACH CALENDAR QUARTER, TO THE BOARD MEMBER SERVING AS THE CHAIRMAN OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

•	AN ADDITIONAL CASH RETAINER OF $10,000 PER YEAR, PAYABLE IN FOUR EQUAL INSTALLMENTS OF $2,500 PAYABLE ON THE FIRST DAY OF EACH CALENDAR QUARTER, TO EACH BOARD MEMBER SERVING AS A MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

•	REIMBURSEMENT FOR BOARD MEETING TRAVEL EXPENSES